Exhibit 99.1

MSCI Inc. (“MSCI” or the “Company”) is furnishing this Current Report on Form 8-K (the “Report”) to recast certain previously reported amounts to conform with the change in reportable segments, effective January 1, 2021, and as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 that was previously filed with the Securities and Exchange Commission by MSCI on February 12, 2021 (the “2020 Form 10-K”).

MSCI has five operating segments: Index, Analytics, ESG, Real Estate and The Burgiss Group, LLC (“Burgiss”). Prior to January 1, 2021, the Index and Analytics operating segments were presented separately as individual reportable segments and the ESG, Real Estate and Burgiss operating segments were combined and presented under the All Other reportable segment since, individually, they did not meet the threshold for a separate reportable segment.

Beginning with the three-month period ending March 31, 2021, MSCI will present the ESG operating segment as a separate reportable segment. It will also be renamed ESG and Climate. This change reflects the increased focus of the Chief Operating Decision Makers on this segment and its growing significance to MSCI. Management believes this presentation will provide additional transparency around the drivers of growth and investments being made with respect to MSCI’s ESG and Climate and private assets offerings. The Real Estate and Burgiss operating segments, which continue to not meet the thresholds for separate reportable segments, will be combined and presented under the All Other – Private Assets reportable segment. Burgiss is an equity-method investment, therefore, the All Other – Private Assets reportable segment does not include the Company’s proportionate share of operating revenues and Adjusted EBITDA related to Burgiss. This change does not impact the Index and Analytics reportable segments.

The following tables present operating revenues by reportable segment and revenue type for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Operating revenues:
Index
Recurring subscriptions	$139,840
Asset-based fees	100,196
Non-recurring	9,220
Index total	249,256
Analytics
Recurring subscriptions	124,065
Non-recurring	1,443
Analytics total	125,508
ESG and Climate
Recurring subscriptions	24,901
Non-recurring	332
ESG and Climate total	25,233
All Other - Private Assets
Recurring subscriptions	15,619
Non-recurring	1,164
All Other - Private Assets total	16,783
Total operating revenues	$416,780

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Index
Recurring subscriptions	$145,404	$285,244
Asset-based fees	88,075	188,271
Non-recurring	9,429	18,649
Index total	242,908	492,164
Analytics
Recurring subscriptions	126,189	250,254
Non-recurring	1,374	2,817
Analytics total	127,563	253,071
ESG and Climate
Recurring subscriptions	25,908	50,809
Non-recurring	394	726
ESG and Climate total	26,302	51,535
All Other - Private Assets
Recurring subscriptions	12,383	28,002
Non-recurring	460	1,624
All Other - Private Assets total	12,843	29,626
Total operating revenues	$409,616	$826,396

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Index
Recurring subscriptions	$146,387	$431,631
Asset-based fees	100,371	288,642
Non-recurring	8,933	27,582
Index total	255,691	747,855
Analytics
Recurring subscriptions	126,251	376,505
Non-recurring	2,086	4,903
Analytics total	128,337	381,408
ESG and Climate
Recurring subscriptions	28,152	78,961
Non-recurring	399	1,125
ESG and Climate total	28,551	80,086
All Other - Private Assets
Recurring subscriptions	12,400	40,402
Non-recurring	354	1,978
All Other - Private Assets total	12,754	42,380
Total operating revenues	$425,333	$1,251,729

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Operating revenues:
Index
Recurring subscriptions	$148,762
Asset-based fees	111,129
Non-recurring	8,749
Index total	268,640
Analytics
Recurring subscriptions	129,796
Non-recurring	2,604
Analytics total	132,400
ESG and Climate
Recurring subscriptions	30,984
Non-recurring	294
ESG and Climate total	31,278
All Other - Private Assets
Recurring subscriptions	11,134
Non-recurring	209
All Other - Private Assets total	11,343
Total operating revenues	$443,661

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Operating revenues:
Index
Recurring subscriptions	$580,393	$530,968	$477,612
Asset-based fees	399,771	361,927	336,565
Non-recurring	36,331	28,042	21,298
Index total	1,016,495	920,937	835,475
Analytics
Recurring subscriptions	506,301	486,282	474,334
Non-recurring	7,507	10,643	5,605
Analytics total	513,808	496,925	479,939
ESG and Climate
Recurring subscriptions	109,945	89,563	70,291
Non-recurring	1,419	1,096	1,075
ESG and Climate total	111,364	90,659	71,366
All Other - Private Assets
Recurring subscriptions	51,536	47,227	44,299
Non-recurring	2,187	2,048	2,905
All Other - Private Assets total	53,723	49,275	47,204
Total operating revenues	$1,695,390	$1,557,796	$1,433,984

The following table presents segment profitability and a reconciliation to net income for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Index Adjusted EBITDA	$183,587
Analytics Adjusted EBITDA	36,317
ESG and Climate Adjusted EBITDA	3,626
All Other - Private Assets Adjusted EBITDA	5,697
Total operating segment profitability	229,227
2016 Multi-Year PSUs grant payroll tax expense	—
Amortization of intangible assets	13,776
Depreciation and amortization of property, equipment and leasehold improvements	7,567
Operating income	207,884
Other expense (income), net	45,035
Provision for income taxes	14,724
Net income	$148,125

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Index Adjusted EBITDA	$183,256	$366,843
Analytics Adjusted EBITDA	46,167	82,484
ESG and Climate Adjusted EBITDA	5,499	9,125
All Other - Private Assets Adjusted EBITDA	1,778	7,475
Total operating segment profitability	236,700	465,927
2016 Multi-Year PSUs grant payroll tax expense	—	—
Amortization of intangible assets	14,062	27,838
Depreciation and amortization of property, equipment and leasehold improvements	7,463	15,030
Operating income	215,175	423,059
Other expense (income), net	76,008	121,043
Provision for income taxes	24,044	38,768
Net income	$115,123	$263,248

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Index Adjusted EBITDA	$194,720	$561,563
Analytics Adjusted EBITDA	45,056	127,540
ESG and Climate Adjusted EBITDA	7,659	16,783
All Other - Private Assets Adjusted EBITDA	2,012	9,488
Total operating segment profitability	249,447	715,374
2016 Multi-Year PSUs grant payroll tax expense	—	—
Amortization of intangible assets	14,333	42,171
Depreciation and amortization of property, equipment and leasehold improvements	7,494	22,524
Operating income	227,620	650,679
Other expense (income), net	38,577	159,620
Provision for income taxes	6,685	45,453
Net income	$182,358	$445,606

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Index Adjusted EBITDA	$204,930
Analytics Adjusted EBITDA	45,384
ESG and Climate Adjusted EBITDA	6,068
All Other - Private Assets Adjusted EBITDA	(246)
Total operating segment profitability	256,136
2016 Multi-Year PSUs grant payroll tax expense	—
Amortization of intangible assets	14,770
Depreciation and amortization of property, equipment and leasehold improvements	7,281
Operating income	234,085
Other expense (income), net	38,919
Provision for income taxes	38,950
Net income	$156,216

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Index Adjusted EBITDA	$766,493	$670,188	$607,853
Analytics Adjusted EBITDA	172,924	152,113	143,645
ESG and Climate Adjusted EBITDA	22,851	21,813	16,019
All Other - Private Assets Adjusted EBITDA	9,242	6,385	4,916
Total operating segment profitability	971,510	850,499	772,433
2016 Multi-Year PSUs grant payroll tax expense	—	15,389	—
Amortization of intangible assets	56,941	49,410	54,189
Depreciation and amortization of property, equipment and leasehold improvements	29,805	29,999	31,346
Operating income	884,764	755,701	686,898
Other expense (income), net	198,539	152,383	57,002
Provision for income taxes	84,403	39,670	122,011
Net income	$601,822	$563,648	$507,885

The following tables present the results for the Index segment for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$139,840
Asset-based fees	100,196
Non-recurring	9,220
Operating revenues total	249,256
Adjusted EBITDA expenses	65,669
Adjusted EBITDA	$183,587
Adjusted EBITDA margin %	73.7%

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$145,404	$285,244
Asset-based fees	88,075	188,271
Non-recurring	9,429	18,649
Operating revenues total	242,908	492,164
Adjusted EBITDA expenses	59,652	125,321
Adjusted EBITDA	$183,256	$366,843
Adjusted EBITDA margin %	75.4%	74.5%

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$146,387	$431,631
Asset-based fees	100,371	288,642
Non-recurring	8,933	27,582
Operating revenues total	255,691	747,855
Adjusted EBITDA expenses	60,971	186,292
Adjusted EBITDA	$194,720	$561,563
Adjusted EBITDA margin %	76.2%	75.1%

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$148,762
Asset-based fees	111,129
Non-recurring	8,749
Operating revenues total	268,640
Adjusted EBITDA expenses	63,710
Adjusted EBITDA	$204,930
Adjusted EBITDA margin %	76.3%

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$580,393	$530,968	$477,612
Asset-based fees	399,771	361,927	336,565
Non-recurring	36,331	28,042	21,298
Operating revenues total	1,016,495	920,937	835,475
Adjusted EBITDA expenses	250,002	250,749	227,622
Adjusted EBITDA	$766,493	$670,188	$607,853
Adjusted EBITDA margin %	75.4%	72.8%	72.8%

The following tables present the results for the Analytics segment for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$124,065
Non-recurring	1,443
Operating revenues total	125,508
Adjusted EBITDA expenses	89,191
Adjusted EBITDA	$36,317
Adjusted EBITDA margin %	28.9%

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$126,189	$250,254
Non-recurring	1,374	2,817
Operating revenues total	127,563	253,071
Adjusted EBITDA expenses	81,396	170,587
Adjusted EBITDA	$46,167	$82,484
Adjusted EBITDA margin %	36.2%	32.6%

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$126,251	$376,505
Non-recurring	2,086	4,903
Operating revenues total	128,337	381,408
Adjusted EBITDA expenses	83,281	253,868
Adjusted EBITDA	$45,056	$127,540
Adjusted EBITDA margin %	35.1%	33.4%

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$129,796
Non-recurring	2,604
Operating revenues total	132,400
Adjusted EBITDA expenses	87,016
Adjusted EBITDA	$45,384
Adjusted EBITDA margin %	34.3%

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$506,301	$486,282	$474,334
Non-recurring	7,507	10,643	5,605
Operating revenues total	513,808	496,925	479,939
Adjusted EBITDA expenses	340,884	344,812	336,294
Adjusted EBITDA	$172,924	$152,113	$143,645
Adjusted EBITDA margin %	33.7%	30.6%	29.9%

The following tables present the results for the ESG and Climate segment for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$24,901
Non-recurring	332
Operating revenues total	25,233
Adjusted EBITDA expenses	21,607
Adjusted EBITDA	$3,626
Adjusted EBITDA margin %	14.4%

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$25,908	$50,809
Non-recurring	394	726
Operating revenues total	26,302	51,535
Adjusted EBITDA expenses	20,803	42,410
Adjusted EBITDA	$5,499	$9,125
Adjusted EBITDA margin %	20.9%	17.7%

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$28,152	$78,961
Non-recurring	399	1,125
Operating revenues total	28,551	80,086
Adjusted EBITDA expenses	20,892	63,303
Adjusted EBITDA	$7,659	$16,783
Adjusted EBITDA margin %	26.8%	21.0%

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$30,984
Non-recurring	294
Operating revenues total	31,278
Adjusted EBITDA expenses	25,210
Adjusted EBITDA	$6,068
Adjusted EBITDA margin %	19.4%

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$109,945	$89,563	$70,291
Non-recurring	1,419	1,096	1,075
Operating revenues total	111,364	90,659	71,366
Adjusted EBITDA expenses	88,513	68,846	55,347
Adjusted EBITDA	$22,851	$21,813	$16,019
Adjusted EBITDA margin %	20.5%	24.1%	22.4%

The following tables present the results for the All Other – Private Assets segment for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$15,619
Non-recurring	1,164
Operating revenues total	16,783
Adjusted EBITDA expenses	11,086
Adjusted EBITDA	$5,697
Adjusted EBITDA margin %	33.9%

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$12,383	$28,002
Non-recurring	460	1,624
Operating revenues total	12,843	29,626
Adjusted EBITDA expenses	11,065	22,151
Adjusted EBITDA	$1,778	$7,475
Adjusted EBITDA margin %	13.8%	25.2%

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$12,400	$40,402
Non-recurring	354	1,978
Operating revenues total	12,754	42,380
Adjusted EBITDA expenses	10,742	32,892
Adjusted EBITDA	$2,012	$9,488
Adjusted EBITDA margin %	15.8%	22.4%

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$11,134
Non-recurring	209
Operating revenues total	11,343
Adjusted EBITDA expenses	11,589
Adjusted EBITDA	$(246)
Adjusted EBITDA margin %	(2.2%)

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Operating revenues:
Recurring subscriptions	$51,536	$47,227	$44,299
Non-recurring	2,187	2,048	2,905
Operating revenues total	53,723	49,275	47,204
Adjusted EBITDA expenses	44,481	42,890	42,288
Adjusted EBITDA	$9,242	$6,385	$4,916
Adjusted EBITDA margin %	17.2%	13.0%	10.4%

The following tables present the reconciliation of Adjusted EBITDA expenses to operating expenses for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited, in thousands)
Index Adjusted EBITDA expenses	$65,669
Analytics Adjusted EBITDA expenses	89,191
ESG and Climate Adjusted EBITDA expenses	21,607
All Other - Private Assets Adjusted EBITDA expenses	11,086
Consolidated Adjusted EBITDA expenses	187,553
2016 Multi-Year PSUs grant payroll tax expense	—
Amortization of intangible assets	13,776
Depreciation and amortization of property, equipment and leasehold improvements	7,567
Total operating expenses	$208,896

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
Index Adjusted EBITDA expenses	$59,652	$125,321
Analytics Adjusted EBITDA expenses	81,396	170,587
ESG and Climate Adjusted EBITDA expenses	20,803	42,410
All Other - Private Assets Adjusted EBITDA expenses	11,065	22,151
Consolidated Adjusted EBITDA expenses	172,916	360,469
2016 Multi-Year PSUs grant payroll tax expense	—	—
Amortization of intangible assets	14,062	27,838
Depreciation and amortization of property, equipment and leasehold improvements	7,463	15,030
Total operating expenses	$194,441	$403,337

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
Index Adjusted EBITDA expenses	$60,971	$186,292
Analytics Adjusted EBITDA expenses	83,281	253,868
ESG and Climate Adjusted EBITDA expenses	20,892	63,303
All Other - Private Assets Adjusted EBITDA expenses	10,742	32,892
Consolidated Adjusted EBITDA expenses	175,886	536,355
2016 Multi-Year PSUs grant payroll tax expense	—	—
Amortization of intangible assets	14,333	42,171
Depreciation and amortization of property, equipment and leasehold improvements	7,494	22,524
Total operating expenses	$197,713	$601,050

Three Months Ended
Dec. 31,
2020
(unaudited, in thousands)
Index Adjusted EBITDA expenses	$63,710
Analytics Adjusted EBITDA expenses	87,016
ESG and Climate Adjusted EBITDA expenses	25,210
All Other - Private Assets Adjusted EBITDA expenses	11,589
Consolidated Adjusted EBITDA expenses	187,525
2016 Multi-Year PSUs grant payroll tax expense	—
Amortization of intangible assets	14,770
Depreciation and amortization of property, equipment and leasehold improvements	7,281
Total operating expenses	$209,576

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
Index Adjusted EBITDA expenses	$250,002	$250,749	$227,622
Analytics Adjusted EBITDA expenses	340,884	344,812	336,294
ESG and Climate Adjusted EBITDA expenses	88,513	68,846	55,347
All Other - Private Assets Adjusted EBITDA expenses	44,481	42,890	42,288
Consolidated Adjusted EBITDA expenses	723,880	707,297	661,551
2016 Multi-Year PSUs grant payroll tax expense	—	15,389	—
Amortization of intangible assets	56,941	49,410	54,189
Depreciation and amortization of property, equipment and leasehold improvements	29,805	29,999	31,346
Total operating expenses	$810,626	$802,095	$747,086

The following table presents Run Rates by reportable segment as of the dates indicated:

	As of				As of
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	2018
	(unaudited, in thousands)
Index:
Recurring subscriptions	$618,391	$598,799	$586,846	$574,132	$559,257	$502,665
Asset-based fees	464,108	401,196	362,049	348,218	396,140	311,908
Index total	1,082,499	999,995	948,895	922,350	955,397	814,573
Analytics	555,145	544,315	534,039	528,378	526,845	491,861
ESG and Climate	138,317	122,273	113,662	103,781	101,423	79,488
All Other - Private Assets	56,499	52,970	50,715	49,671	50,824	45,398
Total Run Rate	$1,832,460	$1,719,553	$1,647,311	$1,604,180	$1,634,489	$1,431,320

Recurring subscriptions total	$1,368,352	$1,318,357	$1,285,262	$1,255,962	$1,238,349	$1,119,412
Asset-based fees	464,108	401,196	362,049	348,218	396,140	311,908
Total Run Rate	$1,832,460	$1,719,553	$1,647,311	$1,604,180	$1,634,489	$1,431,320

The following tables present our recurring subscription sales, cancellations and non-recurring sales by reportable segment for the periods indicated:

Three months Ended
Mar. 31,
2020
(unaudited, in thousands)
New recurring subscription sales
Index	$19,054
Analytics	11,218
ESG and Climate	6,994
All Other - Private Assets	1,175
New recurring subscription sales total	$38,441
Subscription cancellations
Index	$(5,116)
Analytics	(8,244)
ESG and Climate	(1,503)
All Other - Private Assets	(550)
Subscription cancellations total	$(15,413)
Net new recurring subscription sales
Index	$13,938
Analytics	2,974
ESG and Climate	5,491
All Other - Private Assets	625
Net new recurring subscription sales total	$23,028
Non-recurring sales
Index	$10,283
Analytics	3,265
ESG and Climate	151
All Other - Private Assets	880
Non-recurring sales total	$14,579
Gross sales
Index	$29,337
Analytics	14,483
ESG and Climate	7,145
All Other - Private Assets	2,055
Total gross sales	$53,020
Net sales
Index	$24,221
Analytics	6,239
ESG and Climate	5,642
All Other - Private Assets	1,505
Total net sales	$37,607

	Three months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited, in thousands)
New recurring subscription sales
Index	$20,276	$39,330
Analytics	14,979	26,197
ESG and Climate	11,202	18,196
All Other - Private Assets	1,146	2,321
New recurring subscription sales total	$47,603	$86,044
Subscription cancellations
Index	$(7,423)	$(12,539)
Analytics	(10,553)	(18,797)
ESG and Climate	(1,755)	(3,258)
All Other - Private Assets	(488)	(1,038)
Subscription cancellations total	$(20,219)	$(35,632)
Net new recurring subscription sales
Index	$12,853	$26,791
Analytics	4,426	7,400
ESG and Climate	9,447	14,938
All Other - Private Assets	658	1,283
Net new recurring subscription sales total	$27,384	$50,412
Non-recurring sales
Index	$10,450	$20,733
Analytics	1,659	4,924
ESG and Climate	416	567
All Other - Private Assets	158	1,038
Non-recurring sales total	$12,683	$27,262
Gross sales
Index	$30,726	$60,063
Analytics	16,638	31,121
ESG and Climate	11,618	18,763
All Other - Private Assets	1,304	3,359
Total gross sales	$60,286	$113,306
Net sales
Index	$23,303	$47,524
Analytics	6,085	12,324
ESG and Climate	9,863	15,505
All Other - Private Assets	816	2,321
Total net sales	$40,067	$77,674

	Three months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited, in thousands)
New recurring subscription sales
Index	$18,743	$58,073
Analytics	15,229	41,426
ESG and Climate	7,932	26,128
All Other - Private Assets	1,412	3,733
New recurring subscription sales total	$43,316	$129,360
Subscription cancellations
Index	$(7,050)	$(19,589)
Analytics	(8,211)	(27,008)
ESG and Climate	(1,215)	(4,473)
All Other - Private Assets	(656)	(1,694)
Subscription cancellations total	$(17,132)	$(52,764)
Net new recurring subscription sales
Index	$11,693	$38,484
Analytics	7,018	14,418
ESG and Climate	6,717	21,655
All Other - Private Assets	756	2,039
Net new recurring subscription sales total	$26,184	$76,596
Non-recurring sales
Index	$10,001	$30,734
Analytics	2,562	7,486
ESG and Climate	135	702
All Other - Private Assets	112	1,150
Non-recurring sales total	$12,810	$40,072
Gross sales
Index	$28,744	$88,807
Analytics	17,791	48,912
ESG and Climate	8,067	26,830
All Other - Private Assets	1,524	4,883
Total gross sales	$56,126	$169,432
Net sales
Index	$21,694	$69,218
Analytics	9,580	21,904
ESG and Climate	6,852	22,357
All Other - Private Assets	868	3,189
Total net sales	$38,994	$116,668

Three months Ended
Dec. 31,
2020
(unaudited, in thousands)
New recurring subscription sales
Index	$27,338
Analytics	20,112
ESG and Climate	14,658
All Other - Private Assets	2,388
New recurring subscription sales total	$64,496
Subscription cancellations
Index	$(7,809)
Analytics	(12,995)
ESG and Climate	(1,120)
All Other - Private Assets	(1,093)
Subscription cancellations total	$(23,017)
Net new recurring subscription sales
Index	$19,529
Analytics	7,117
ESG and Climate	13,538
All Other - Private Assets	1,295
Net new recurring subscription sales total	$41,479
Non-recurring sales
Index	$10,729
Analytics	3,510
ESG and Climate	432
All Other - Private Assets	292
Non-recurring sales total	$14,963
Gross sales
Index	$38,067
Analytics	23,622
ESG and Climate	15,090
All Other - Private Assets	2,680
Total gross sales	$79,459
Net sales
Index	$30,258
Analytics	10,627
ESG and Climate	13,970
All Other - Private Assets	1,587
Total net sales	$56,442

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited, in thousands)
New recurring subscription sales
Index	$85,411	$78,325	$72,660
Analytics	61,538	66,992	64,986
ESG and Climate	40,786	24,877	19,187
All Other - Private Assets	6,121	7,675	7,014
New recurring subscription sales total	$193,856	$177,869	$163,847
Subscription cancellations
Index	$(27,398)	$(21,767)	$(20,819)
Analytics	(40,003)	(31,623)	(33,671)
ESG and Climate	(5,593)	(3,928)	(3,291)
All Other - Private Assets	(2,787)	(2,540)	(3,130)
Subscription cancellations total	$(75,781)	$(59,858)	$(60,911)
Net new recurring subscription sales
Index	$58,013	$56,558	$51,841
Analytics	21,535	35,369	31,315
ESG and Climate	35,193	20,949	15,896
All Other - Private Assets	3,334	5,135	3,884
Net new recurring subscription sales total	$118,075	$118,011	$102,936
Non-recurring sales
Index	$41,463	$30,262	$22,729
Analytics	10,996	15,947	10,209
ESG and Climate	1,134	1,587	1,004
All Other - Private Assets	1,442	1,303	2,434
Non-recurring sales total	$55,035	$49,099	$36,376
Gross sales
Index	$126,874	$108,587	$95,389
Analytics	72,534	82,939	75,195
ESG and Climate	41,920	26,464	20,191
All Other - Private Assets	7,563	8,978	9,448
Total gross sales	$248,891	$226,968	$200,223
Net sales
Index	$99,476	$86,820	$74,570
Analytics	32,531	51,316	41,524
ESG and Climate	36,327	22,536	16,900
All Other - Private Assets	4,776	6,438	6,318
Total net sales	$173,110	$167,110	$139,312

The following tables present our Retention Rate by reportable segment for the periods indicated:

Three Months Ended
Mar. 31,
2020
(unaudited)
Index	96.3%
Analytics	93.7%
ESG and Climate	94.1%
All Other - Private Assets	95.7%

Total	95.0%

	Three Months Ended	Six Months Ended
	Jun. 30,	Jun. 30,
	2020	2020
	(unaudited)
Index	94.7%	95.5%
Analytics	92.0%	92.9%
ESG and Climate	93.1%	93.6%
All Other - Private Assets	96.2%	95.9%

Total	93.5%	94.2%

	Three Months Ended	Nine Months Ended
	Sept. 30,	Sept. 30,
	2020	2020
	(unaudited)
Index	95.0%	95.3%
Analytics	93.8%	93.2%
ESG and Climate	95.2%	94.1%
All Other - Private Assets	94.8%	95.6%

Total	94.5%	94.3%

Three Months Ended
Dec. 31,
2020
(unaudited)
Index	94.4%
Analytics	90.1%
ESG and Climate	95.6%
All Other - Private Assets	91.4%

Total	92.6%

	Year Ended
	Dec. 31,	Dec. 31,	Dec. 31,
	2020	2019	2018
	(unaudited)
Index	95.1%	95.7%	95.4%
Analytics	92.4%	93.6%	93.0%
ESG and Climate	94.5%	95.1%	94.9%
All Other - Private Assets	94.5%	94.4%	92.9%

Total	93.9%	94.7%	94.1%